UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

April 29, 2003

Date of Report (date of earliest event reported)

PRECISION CASTPARTS CORP.

(Exact name of registrant as specified in its charter)

Oregon	1-10348	93-0460598
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4650 S.W. Macadam Avenue Suite 440 Portland, Oregon 97239-4262
(Address of principal executive offices)

(503) 417-4800
(Registrant’s telephone number, including area code)

ITEM 7.                 Financial Statements, Pro Forma Financial Information and Exhibits

(c)   Exhibits

Exhibit 99.1	Precision Castparts Corp. press release dated April 29, 2003, titled “Precision Castparts Corp. Continues Strong Operating Performance for Fourth Quarter and Fiscal Year 2003”

ITEM 9.                 REGULATION FD DISCLOSURE (ITEM 12: RESULTS OF OPERATIONS AND FINANCIAL CONDITION)

The information set forth in this Item 9 and Exhibit 99.1 hereto is intended to be furnished under “Item 12. Results of Operations and Financial Condition” in accordance with SEC Release No. 34-47583.  Such information shall not be deemed to be “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, or otherwise subject to the liability of that section.

On April 29, 2003, Precision Castparts Corp. issued a press release announcing its financial results for the fourth quarter and fiscal year 2003.  A copy of such press release is furnished as Exhibit 99.1 hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRECISION CASTPARTS CORP.

Date: May 5, 2003	By:	/s/ William D. Larsson
	Name:	William D. Larsson
	Title:	Senior Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit 99.1	Precision Castparts Corp. press release dated April 29, 2003, titled “Precision Castparts Corp. Continues Strong Operating Performance for Fourth Quarter and Fiscal Year 2003”